UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2008

CYGNE DESIGNS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22102	04-2843286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 210 Culver City, California	90232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 974-0797

11 West 42nd Street
New York, NY 10036

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(b).

On November 12, 2008, Michel Collet resigned from his position as a member of the Board of Directors of the Company. Mr. Collet's resignation was not the result of any disagreement with the Company or its management.

Item 8.01 Other Events.

The Company has changed its principal business address and telephone number to Post Office Box 210, Culver City, California 90232, (800) 974-0797.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNE DESIGNS, INC.
Date: November 20, 2008
	By:	/s/ Samuel J. Furrow, Jr.
	Name:	Samuel J. Furrow, Jr.
	Title:	President and CEO